Exhibit 99.1

4th Quarter 2022 // Quarter Ended December 31, 2022

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

centerspace

SouthFork Townhomes + Flats // Lakeville, MN

Earnings Release

Centerspace Announces Financial and Operating Results for the Year Ended
December 31, 2022 and Provides 2023 Financial Outlook
MINNEAPOLIS, MN, February 21, 2023 – Centerspace (NYSE: CSR) announced today its financial and operating results for the year ended December 31, 2022. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per share basis, for the year ended December 31, 2022; Same-Store Revenues, Expenses, and Net Operating Income ("NOI")1 over comparable periods; and Same-Store Weighted Average Occupancy for the three months ended December 31, 2022, September 30, 2022, and December 31, 2021 and the twelve months ended December 31, 2022 and 2021.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Share	2022	2021	2022	2021
Net loss per share - diluted	$(0.24)	$(0.61)	$(1.35)	$(0.47)
FFO - diluted(1)	1.16	1.07	4.32	3.54
Core FFO - diluted(1)	1.17	1.08	4.43	3.99

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	4Q22 vs 4Q21	4Q22 vs. 3Q22	CY22 vs. CY21
Revenues	9.3%	2.2%	10.0%
Expenses	14.2%	3.3%	11.6%
Net Operating Income (“NOI”)(1)	6.1%	1.4%	9.0%

	Three months ended			Twelve months ended
Same-Store Results	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Weighted Average Occupancy	94.9%	94.5%	93.4%	94.5%	94.3%
(1)NOI, Funds from Operations, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data below.
Highlights for the Year Ended December 31, 2022
•Net Loss was $1.35 per diluted share for the year ended December 31, 2022, compared to Net Loss of $0.47 per diluted share for the year ended December 31, 2021;
•Core FFO(1) increased to $4.43 or 11.0% per diluted share for the year ended December 31, 2022, compared to $3.99 for the year ended December 31, 2021;
•Same-store year-over-year NOI(1) growth of 9.0% driven by same-store revenue growth of 10.0%; and
•Repurchased 432,000 common shares for total consideration of $29.1 million and an average of $67.23 per share.
Balance Sheet
Centerspace closed on a $100.0 million term loan which bears interest at a floating rate of 120 to 175 basis points over the Secured Overnight Financing Rate (“SOFR”) based upon its leverage ratio and has a 364-day term with an option to extend for an additional 364-day term.
At December 31, 2022, Centerspace had $153.0 million of total liquidity on its balance sheet, including $142.5 million available on its lines of credit.

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Subsequent Events
Subsequent to December 31, 2022, we entered into definitive purchase and sale agreements for nine communities and believe they will close in the first quarter. The closing of pending transactions is subject to certain conditions and restrictions; therefore, there can be no assurance that the transactions will be consummated or that the final terms will not differ in material respects.
2023 Financial Outlook
Centerspace is providing the following guidance for its 2023 performance.

2023 Financial Outlook
		Range for 2023
	2022 Actual	Low	High
Net income (loss) per Share - diluted	$(1.35)	$2.37	$3.25
FFO per Share - diluted	$4.32	$4.21	$4.50
Core FFO per Share - diluted	$4.43	$4.27	$4.56
Additional assumptions:
•Same-store capital expenditures of $1,100 per home to $1,150 per home
•Value-add expenditures of $24.5 million to $27.5 million
•Proceeds from potential dispositions of $155.0 million to $165.0 million
FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, please refer to "2023 Financial Outlook" in the Supplemental Financial and Operating Data below.
Earnings Call

Live webcast and replay: https://www.ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Wednesday, February 22, 2023 at 10:00 AM ET		Replay available until March 8, 2023
USA Toll Free Number	1-844-200-6205	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	831728	Conference Number	229148
Supplemental Information
Supplemental Operating and Financial Data for the year ended December 31, 2022, is available in the Investors section on Centerspace’s website at https://www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of December 31, 2022, Centerspace owned 84 apartment communities consisting of 15,065 homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2022 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations,

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financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the SEC, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the company's Annual Report on Form 10-K, in quarterly reports on Form 10-Q, and in other reports the company files with the SEC from time to time. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Joe McComish
Phone: 701-837-7104
E-mail: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
E-mail: kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
December 31, 2022

Common Share Data (NYSE: CSR)

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
High closing price	$70.20	$89.71	$103.17	$108.27	$111.26
Low closing price	$58.50	$65.85	$76.65	$89.01	$96.58
Average closing price	$64.64	$79.40	$87.61	$97.15	$103.29
Closing price at end of quarter	$58.67	$67.32	$81.55	$98.12	$110.90
Common share distributions—annualized	$2.92	$2.92	$2.92	$2.92	$2.88
Closing price dividend yield - annualized	5.0%	4.3%	3.6%	3.0%	2.6%
Closing common shares outstanding (thousands)	15,020	15,376	15,373	15,365	15,016
Closing limited partnership units outstanding (thousands)	971	980	995	997	832
Closing Series E preferred units, as converted (thousands)	2,119	2,186	2,186	2,186	2,186
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,062,514	$1,248,247	$1,513,079	$1,819,930	$1,999,971

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CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended					Twelve months ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
REVENUE	$67,848	$65,438	$63,116	$60,314	$57,988	$256,716	$201,705
EXPENSES
Property operating expenses, excluding real estate taxes	21,755	20,290	19,011	19,014	16,852	80,070	57,753
Real estate taxes	7,464	7,039	7,205	6,859	6,654	28,567	24,104
Property management expenses	2,358	2,563	2,721	2,253	2,697	9,895	8,752
Casualty loss	335	276	382	598	280	1,591	344
Depreciation and amortization	25,768	23,720	24,768	31,001	30,418	105,257	92,165
General and administrative expenses	3,276	4,519	5,221	4,500	4,231	17,516	16,213
TOTAL EXPENSES	$60,956	$58,407	$59,308	$64,225	$61,132	$242,896	$199,331
Gain (loss) on sale of real estate and other investments	14	—	27	—	678	41	27,518
Operating income (loss)	6,906	7,031	3,835	(3,911)	(2,466)	13,861	29,892
Interest expense	(9,603)	(7,871)	(7,561)	(7,715)	(7,456)	(32,750)	(29,078)
Interest and other income (loss)	132	70	(17)	1,063	1,117	1,248	(2,915)
Net income (loss)	$(2,565)	$(770)	$(3,743)	$(10,563)	$(8,805)	$(17,641)	$(2,101)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(640)	(640)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	753	439	950	2,157	1,793	4,299	2,806
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(34)	(32)	(38)	(23)	(36)	(127)	(94)
Net income (loss) attributable to controlling interests	(2,006)	(523)	(2,991)	(8,589)	(7,208)	(14,109)	(29)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(6,428)	(6,428)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(3,613)	$(2,130)	$(4,598)	$(10,196)	$(8,815)	$(20,537)	$(6,457)

Per Share Data - Diluted
Net earnings (loss) per common share – basic and diluted	$(0.24)	$(0.14)	$(0.30)	$(0.68)	$(0.61)	$(1.35)	$(0.47)

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CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
ASSETS
Real estate investments
Property owned	$2,534,124	$2,513,470	$2,401,427	$2,390,952	$2,271,170
Less accumulated depreciation	(535,401)	(511,000)	(487,834)	(465,752)	(443,592)
	1,998,723	2,002,470	1,913,593	1,925,200	1,827,578
Mortgage loans receivable	—	—	—	—	43,276
Total real estate investments	1,998,723	2,002,470	1,913,593	1,925,200	1,870,854
Cash and cash equivalents	10,458	14,957	13,156	13,313	31,267
Restricted cash	1,433	1,417	1,914	2,409	7,358
Other assets	22,687	19,742	18,950	24,651	30,582
TOTAL ASSETS	$2,033,301	$2,038,586	$1,947,613	$1,965,573	$1,940,061

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$58,812	$58,322	$48,077	$50,360	$62,403
Revolving line of credit	113,500	171,500	73,000	46,000	76,000
Notes payable, net of unamortized loan costs	399,007	299,388	299,374	299,359	299,344
Mortgages payable, net of unamortized loan costs	495,126	496,530	497,917	521,536	480,703
TOTAL LIABILITIES	$1,066,445	$1,025,740	$918,368	$917,255	$918,450

SERIES D PREFERRED UNITS	$16,560	$16,560	$18,627	$22,412	$25,331
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,177,484	1,209,732	1,207,849	1,203,685	1,157,255
Accumulated distributions in excess of net income	(539,422)	(524,905)	(511,552)	(495,732)	(474,318)
Accumulated other comprehensive income (loss)	(2,055)	(2,158)	(2,362)	(2,550)	(4,435)
Total shareholders’ equity	$729,537	$776,199	$787,465	$798,933	$772,032
Noncontrolling interests – Operating Partnership and Series E preferred units	220,132	219,466	222,528	226,302	223,600
Noncontrolling interests – consolidated real estate entities	627	621	625	671	648
TOTAL EQUITY	$950,296	$996,286	$1,010,618	$1,025,906	$996,280
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$2,033,301	$2,038,586	$1,947,613	$1,965,573	$1,940,061

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CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)

This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company may not be comparable to non-GAAP measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of development properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of the same-store pool for that year and adjusts the previous year, to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to Net Operating Income. Measuring performance on a same-store basis allows investors to evaluate how a fixed pool of communities are performing year-over-year. Centerspace uses this measure to assess success in increasing NOI (defined and reconciled below), renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net Operating Income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(dollars in thousands)
	Three Months Ended			Sequential		Year-Over-Year
	12/31/2022	9/30/2022	12/31/2021	$ Change	% Change	$ Change	% Change
Operating income (loss)	$6,906	$7,031	$(2,466)	$(125)	(1.8)%	$9,372	(380.0)%
Adjustments:
Property management expenses	2,358	2,563	2,697	(205)	(8.0)%	(339)	(12.6)%
Casualty loss	335	276	280	59	21.4%	55	19.6%
Depreciation and amortization	25,768	23,720	30,418	2,048	8.6%	(4,650)	(15.3)%
General and administrative expenses	3,276	4,519	4,231	(1,243)	(27.5)%	(955)	(22.6)%
Gain (loss) on sale of real estate and other investments	(14)	—	(678)	(14)	N/A	664	(97.9)%
Net Operating Income	$38,629	$38,109	$34,482	$520	1.4%	$4,147	12.0%

Revenue
Same-store	$51,337	$50,253	$46,980	$1,084	2.2%	$4,357	9.3%
Non-same-store	15,611	14,151	10,198	1,460	10.3%	5,413	53.1%
Other	900	1,034	810	(134)	(13.0)%	90	11.1%
Dispositions	—	—	—	—	N/A	—	N/A
Total	67,848	65,438	57,988	2,410	3.7%	9,860	17.0%
Property operating expenses, including real estate taxes
Same-store	21,063	20,389	18,436	674	3.3%	2,627	14.2%
Non-same-store	7,839	6,620	4,753	1,219	18.4%	3,086	64.9%
Other	317	317	312	—	—%	5	1.6%
Dispositions	—	3	5	(3)	(100.0)%	(5)	(100.0)%
Total	29,219	27,329	23,506	1,890	6.9%	5,713	24.3%
Net Operating Income
Same-store	30,274	29,864	28,544	410	1.4%	1,730	6.1%
Non-same-store	7,772	7,531	5,445	241	3.2%	2,327	42.7%
Other	583	717	498	(134)	(18.7)%	85	17.1%
Dispositions	—	(3)	(5)	3	(100.0)%	5	(100.0)%
Total	$38,629	$38,109	$34,482	$520	1.4%	$4,147	12.0%

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	(dollars in thousands)
	Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Operating income (loss)	$13,861	$29,892	$(16,031)	(53.6)%
Adjustments:
Property management expenses	9,895	8,752	1,143	13.1%
Casualty loss	1,591	344	1,247	362.5%
Depreciation and amortization	105,257	92,165	13,092	14.2%
General and administrative expenses	17,516	16,213	1,303	8.0%
Gain (loss) on sale of real estate and other investments	(41)	(27,518)	27,477	(99.9)%
Net Operating Income	$148,079	$119,848	$28,231	23.6%

Revenue
Same-store	$197,348	$179,348	$18,000	10.0%
Non-same-store	55,602	16,276	39,326	241.6%
Other	3,766	2,831	935	33.0%
Dispositions	—	3,250	(3,250)	(100.0)%
Total	256,716	201,705	55,011	27.3%
Property operating expenses, including real estate taxes
Same-store	80,368	72,009	8,359	11.6%
Non-same-store	27,063	7,087	19,976	281.9%
Other	1,203	1,120	83	7.4%
Dispositions	3	1,641	(1,638)	(99.8)%
Total	108,637	81,857	26,780	32.7%
Net Operating Income
Same-store	116,980	107,339	9,641	9.0%
Non-same-store	28,539	9,189	19,350	210.6%
Other	2,563	1,711	852	49.8%
Dispositions	(3)	1,609	(1,612)	(100.2)%
Total	$148,079	$119,848	$28,231	23.6%

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Reconciliation of Same-Store Controllable Expenses to Property Operating Expenses, Including Real Estate Taxes
Centerspace defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. The company believes it provides a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.

	(dollars in thousands)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2022	2021	$ Change	% Change	2022	2021	$ Change	% Change

Controllable expenses
On-site compensation (1)	$5,379	$4,614	$765	16.6%	$20,341	$18,634	$1,707	9.2%
Repairs and maintenance	3,296	2,941	355	12.1%	12,810	10,363	2,447	23.6%
Utilities	3,458	2,950	508	17.2%	13,902	11,762	2,140	18.2%
Administrative and marketing	1,069	1,025	44	4.3%	4,348	3,934	414	10.5%
Total	$13,202	$11,530	$1,672	14.5%	$51,401	$44,693	$6,708	15.0%

Non-controllable expenses
Real estate taxes	$5,672	$5,226	$446	8.5%	$21,746	$21,267	$479	2.3%
Insurance	2,189	1,680	509	30.3%	7,221	6,049	1,172	19.4%
Total	$7,861	$6,906	$955	13.8%	$28,967	$27,316	$1,651	6.0%

Property operating expenses, including real estate taxes - non-same-store	$7,839	$4,753	$3,086	64.9%	$27,063	$7,087	$19,976	281.9%
Property operating expenses, including real estate taxes - other	317	312	5	1.6%	1,203	1,120	83	7.4%
Property operating expenses, including real estate taxes - dispositions	—	5	(5)	(100.0)%	3	1,641	(1,638)	(99.8)%
Total property operating expenses, including real estate taxes	$29,219	$23,506	$5,713	24.3%	$108,637	$81,857	$26,780	32.7%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measurement used as a supplemental measure for equity real estate investment trusts, is helpful to investors in understanding operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit's definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying the definition. The company believes that all such interpretations not specifically provided for in the Nareit definition are consistent with the definition. Nareit's FFO White Paper - 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO, and a REIT has the option to exclude impairment write-downs of assets that are incidental to the main business.

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While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations ("Core FFO"), a non-GAAP measure, is FFO adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income or as any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and that should not be considered a substitute for operating results determined in accordance with GAAP.

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	(in thousands, except per share amounts)
	Three Months Ended					Twelve Months Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income available to common shareholders	$(3,613)	$(2,130)	$(4,598)	$(10,196)	$(8,815)	$(20,537)	$(6,457)
Adjustments:
Noncontrolling interests - Operating Partnership and Series E preferred units	(753)	(439)	(950)	(2,157)	(1,793)	(4,299)	(2,806)
Depreciation and amortization	25,768	23,720	24,768	31,001	30,418	105,257	92,165
Less depreciation - non real estate	(91)	(94)	(101)	(101)	(101)	(387)	(366)
Less depreciation - partially owned entities	(19)	(18)	(7)	(21)	(21)	(65)	(93)
(Gain) loss on sale of real estate	(14)	—	(27)	—	(678)	(41)	(27,518)
FFO applicable to common shares and Units	$21,278	$21,039	$19,085	$18,526	$19,010	$79,928	$54,925

Adjustments to Core FFO:
Non-cash casualty loss (recovery)	20	46	163	25	—	254	—
Loss on extinguishment of debt	—	—	5	—	2	5	535
Technology implementation costs(1)	89	234	447	103	535	873	2,020
Commercial lease termination proceeds	—	—	—	—	—	—	(450)
Acquisition related costs	—	—	—	—	90	—	230
Interest rate swap termination, amortization, and mark-to-market	104	204	205	(613)	(411)	(100)	4,942
Amortization of assumed debt	(117)	(116)	(116)	(115)	(26)	(464)	(53)
Pursuit costs	137	38	1,127	—	38	1,302	39
Other miscellaneous items(2)	(28)	17	100	(4)	(99)	85	(103)
Core FFO applicable to common shares and Units	$21,483	$21,462	$21,016	$17,922	$19,139	$81,883	$62,085

FFO applicable to common shares and Units	$21,278	$21,039	$19,085	$18,526	$19,010	$79,928	$54,925
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
FFO applicable to common shares and Units - diluted	$21,438	$21,199	$19,245	$18,686	$19,170	$80,568	$55,565

Core FFO applicable to common shares and Units	$21,483	$21,462	$21,016	$17,922	$19,139	$81,883	$62,085
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
Core FFO applicable to common shares and Units - diluted	$21,643	$21,622	$21,176	$18,082	$19,299	$82,523	$62,725

Per Share Data
Net earnings (loss) per share and unit - diluted	$(0.24)	$(0.14)	$(0.30)	$(0.68)	$(0.61)	$(1.35)	$(0.47)
FFO per share and unit - diluted	$1.16	$1.13	$1.02	$1.01	$1.07	$4.32	$3.54
Core FFO per share and unit - diluted	$1.17	$1.15	$1.12	$0.98	$1.08	$4.43	$3.99

Weighted average shares - basic	15,027	15,373	15,369	15,097	14,541	15,216	13,803
Effect of redeemable operating partnership units	974	984	995	965	838	978	899
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,185	2,186	2,186	2,186	2,186	2,185	729
Effect of dilutive restricted stock units and stock options	9	30	48	66	75	38	45
Weighted average shares and units - diluted	18,423	18,801	18,826	18,542	17,868	18,645	15,704

(1)Costs are related to a two-year implementation.
(2)Consists of (gain) loss on investments

S-8

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, and adjustments for non-routine items. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses.

	(in thousands)
	Three Months Ended					Twelve Months Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net income (loss) attributable to controlling interests	$(2,006)	$(523)	$(2,991)	$(8,589)	$(7,208)	$(14,109)	$(29)
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
Noncontrolling interests – Operating Partnership and Series E preferred units	(753)	(439)	(950)	(2,157)	(1,793)	(4,299)	(2,806)
Income (loss) before noncontrolling interests – Operating Partnership	(2,599)	(802)	(3,781)	(10,586)	(8,841)	(17,768)	(2,195)
Adjustments:
Interest expense	9,589	7,856	7,547	7,700	7,440	32,692	29,018
Loss on extinguishment of debt	—	—	5	—	2	5	535
Depreciation and amortization related to real estate investments	25,747	23,699	24,759	30,980	30,397	105,185	92,073
Non-cash casualty loss (recovery)	20	46	163	25	—	254	—
Interest income	(92)	(82)	(74)	(464)	(644)	(712)	(2,403)
Gain (loss) on sale of real estate and other investments	(14)	—	(27)	—	(678)	(41)	(27,518)
Technology implementation costs(1)	89	234	447	103	534	873	2,020
Commercial lease termination proceeds	—	—	—	—	—	—	(450)
Acquisition related costs	—	—	—	—	90	—	230
Interest rate swap termination and mark-to-market	—	—	18	(582)	(359)	(564)	5,002
Pursuit costs	137	38	1,127	—	38	1,302	39
Other miscellaneous items(2)	(28)	17	100	(4)	(99)	85	(103)
Adjusted EBITDA	$32,849	$31,006	$30,284	$27,172	$27,880	$121,311	$96,248

(1)Costs are related to a two-year implementation.
(2)Consists of (gain) loss on investments

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2023	$41,425	$—	$100,000	$141,425	14.0%	5.11%
2024	—	—	—	—	—%	—%
2025	31,279	—	113,500	144,779	14.0%	4.03%
2026	52,023	—	—	52,023	5.0%	3.73%
2027	50,933	—	—	50,933	5.0%	3.47%
Thereafter	322,617	300,000	—	622,617	62.0%	3.19%
Total debt	$498,277	$300,000	$213,500	$1,011,777	100.0%	3.62%

(1)Weighted average interest rate of debt that matures during the year, including the effect of interest rate swaps on the term loans and line of credit.

	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Debt Balances Outstanding
Secured fixed rate - mortgages payable - other	$299,427	$300,956	$302,360	$326,113	$284,934
Secured fixed rate - mortgages payable - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured fixed rate line of credit(1)	—	—	—	—	75,000
Unsecured variable rate line of credit	113,500	171,500	73,000	46,000	1,000
Unsecured term loans	100,000	—	—	—	—
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$1,011,777	$971,306	$874,210	$870,963	$859,784

Quarterly Weighted Average Interest Rates
Mortgages payable - other rate	3.85%	3.85%	3.85%	3.85%	3.81%
Mortgages payable - Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate (rate with swap)(1)	5.23%	4.13%	3.04%	2.56%	4.22%
Unsecured term loan rate	5.57%	—	—	—	—
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.62%	3.45%	3.27%	3.29%	3.26%

(1)The LIBOR exposure on the line of credit was hedged using an interest rate swap with a notional of $75.0 million and a fixed rate of 2.81%. The interest rate swap was terminated in February 2022.

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Equity Capitalization
Common shares outstanding	15,020	15,376	15,373	15,365	15,016
Operating partnership units outstanding	971	980	995	997	832
Series E preferred units (as converted)	2,119	2,186	2,186	2,186	2,186
Total common shares and units outstanding	18,110	18,542	18,554	18,548	18,034
Market price per common share (closing price at end of period)	$58.67	$67.32	$81.55	$98.12	$110.90
Equity capitalization-common shares and units	$1,062,514	$1,248,247	$1,513,079	$1,819,930	$1,999,971
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,156,044	$1,341,777	$1,606,609	$1,913,460	$2,093,501

Series D preferred units	$16,560	$16,560	$18,627	$22,412	25,331

Debt capitalization
Total debt	1,011,777	971,306	874,210	870,963	859,784
Total capitalization	$2,184,381	$2,329,643	$2,499,446	$2,806,835	$2,978,616

Total debt to total capitalization(1)	46.3%	41.7%	35.0%	31.0%	28.9%

(1)Debt to total market capitalization is total debt not adjusted for unamortized deferred financing costs divided by the sum of total debt, market value of common shares and operating partnership units, Series E preferred units, as converted, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended										Twelve Months Ended
	12/31/2022		9/30/2022		6/30/2022		3/31/2022		12/31/2021		12/31/2022		12/31/2021
Debt service coverage ratio(1)	2.99	x	3.35	x	3.39	x	2.93	x	3.17	x	3.16	x	2.77	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.58	x	2.81	x	2.83	x	2.50	x	2.68	x	2.67	x	2.34	x
Net debt/Adjusted EBITDA(2)	7.62	x	7.71	x	7.11	x	7.89	x	7.43	x	8.25	x	8.61	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.46	x	8.60	x	8.03	x	8.96	x	8.50	x	9.16	x	9.84	x

Distribution Data
Common shares and units outstanding at record date	15,991		16,354		16,367		16,363		15,848		15,991		15,848
Total common distribution declared	$11,614		$11,939		$11,948		$11,944		$11,411		$47,445		$42,669
Common distribution per share and unit	$0.73		$0.73		$0.73		$0.73		$0.72		$2.92		$2.84
Payout ratio (Core FFO per diluted share and unit basis)(3)	62.4%		63.5%		65.2%		74.5%		66.7%		65.9%		71.2%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.
(2)Net debt is the total debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). For the quarterly period presented, adjusted EBITDA is annualized. Net debt and adjusted EBITDA are non-GAAP measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section on page S-9.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. Refer to the definition of Core FFO in the Non-GAAP Financial Measures and Reconciliations section on page S-6 for This term is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.

S-11

CENTERSPACE
SAME-STORE FOURTH QUARTER COMPARISONS
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		Q42022	Q42021	% Change	Q42022	Q42021	% Change	Q42022	Q42021	% Change
Denver, CO	1,457	$9,262	$8,163	13.5%	$2,923	$2,657	10.0%	$6,339	$5,506	15.1%
Minneapolis, MN	2,538	13,217	12,572	5.1%	5,747	5,145	11.7%	7,470	7,427	0.6%
North Dakota	2,422	8,919	8,155	9.4%	3,790	3,273	15.8%	5,129	4,882	5.1%
Omaha, NE	1,370	4,729	4,222	12.0%	2,389	1,888	26.5%	2,340	2,334	0.3%
Rochester, MN	1,129	5,593	4,996	11.9%	2,365	2,174	8.8%	3,228	2,822	14.4%
St. Cloud, MN	1,192	4,498	4,576	(1.7)%	2,079	1,820	14.2%	2,419	2,756	(12.2)%
Other Mountain West(1)	1,222	5,119	4,296	19.2%	1,770	1,479	19.7%	3,349	2,817	18.9%
Same-Store Total	11,330	$51,337	$46,980	9.3%	$21,063	$18,436	14.2%	$30,274	$28,544	6.1%

	% of NOI	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q42022	Q42021	Growth	Q42022	Q42021	% Change	Q42022	Q42021	% Change
Denver, CO	20.9%	96.6%	93.5%	3.1%	$1,949	$1,797	8.5%	$2,194	$1,997	9.9%
Minneapolis, MN	24.7%	94.6%	92.6%	2.0%	1,644	1,593	3.2%	1,835	1,783	2.9%
North Dakota	16.9%	96.3%	95.3%	1.0%	1,168	1,107	5.5%	1,275	1,178	8.2%
Omaha, NE	7.7%	93.7%	93.9%	(0.2)%	1,111	996	11.5%	1,228	1,094	12.2%
Rochester, MN	10.7%	93.8%	91.7%	2.1%	1,663	1,505	10.5%	1,760	1,608	9.5%
St. Cloud, MN	8.0%	91.3%	91.9%	(0.6)%	1,218	1,106	10.1%	1,377	1,392	(1.1)%
Other Mountain West(1)	11.1%	95.8%	94.5%	1.3%	1,314	1,132	16.1%	1,458	1,240	17.6%
Same-Store Total	100.0%	94.9%	93.4%	1.5%	$1,438	$1,333	7.9%	$1,592	$1,480	7.6%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rent represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS(1)
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		Q42022	Q32022	% Change	Q42022	Q32022	% Change	Q42022	Q32022	% Change
Denver, CO	1,457	$9,262	$8,922	3.8%	$2,923	$3,121	(6.3)%	$6,339	$5,801	9.3%
Minneapolis, MN	2,538	13,217	13,057	1.2%	5,747	5,768	(0.4)%	7,470	7,289	2.5%
North Dakota	2,422	8,919	8,784	1.5%	3,790	3,457	9.6%	5,129	5,327	(3.7)%
Omaha, NE	1,370	4,729	4,703	0.6%	2,389	2,084	14.6%	2,340	2,619	(10.7)%
Rochester, MN	1,129	5,593	5,451	2.6%	2,365	2,039	16.0%	3,228	3,412	(5.4)%
St. Cloud, MN	1,192	4,498	4,370	2.9%	2,079	2,154	(3.5)%	2,419	2,216	9.2%
Other Mountain West	1,222	5,119	4,966	3.1%	1,770	1,766	0.2%	3,349	3,200	4.7%
Same-Store Total	11,330	$51,337	$50,253	2.2%	$21,063	$20,389	3.3%	$30,274	$29,864	1.4%

	% of NOI	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q42022	Q32022	Growth	Q42022	Q32022	% Change	Q42022	Q32022	% Change
Denver, CO	20.9%	96.6%	96.4%	0.2%	$1,949	$1,902	2.5%	$2,194	$2,118	3.6%
Minneapolis, MN	24.7%	94.6%	94.2%	0.4%	1,644	1,623	1.3%	1,835	1,821	0.8%
North Dakota	16.9%	96.3%	96.2%	0.1%	1,168	1,148	1.7	1,275	1,257	1.4%
Omaha, NE	7.7%	93.7%	94.7%	(1.1)%	1,111	1,083	2.6%	1,228	1,208	1.7%
Rochester, MN	10.7%	93.8%	93.5%	0.3%	1,663	1,619	2.7%	1,760	1,721	2.3%
St. Cloud, MN	8.0%	91.3%	88.1%	3.6%	1,218	1,206	1.0%	1,377	1,387	(0.7)%
Other Mountain West	11.1%	95.8%	95.7%	0.1%	1,314	1,279	2.7%	1,458	1,415	3.0%
Same-Store Total	100.0%	94.9%	94.5%	0.4%	$1,438	$1,411	1.9%	$1,592	$1,565	1.7%

(1)Refer to footnotes on page S-12.

S-13

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS(1)
(dollars in thousands)

	Homes Included	Revenues			Expenses			NOI
Regions		2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Denver, CO	1,457	$35,309	$31,712	11.3%	$11,326	$10,494	7.9%	$23,983	$21,218	13.0%
Minneapolis, MN	2,538	51,576	47,659	8.2%	22,395	20,080	11.5%	29,181	27,579	5.8%
North Dakota	2,422	34,342	32,365	6.1%	14,423	13,121	9.9%	19,919	19,244	3.5%
Omaha, NE	1,370	18,297	16,451	11.2%	8,302	7,468	11.2%	9,995	8,983	11.3%
Rochester, MN	1,129	21,281	19,223	10.7%	8,639	8,021	7.7%	12,642	11,202	12.9%
St. Cloud, MN	1,192	17,386	15,548	11.8%	8,309	6,788	22.4%	9,077	8,760	3.6%
Other Mountain West	1,222	19,157	16,390	16.9%	6,974	6,037	15.5%	12,183	10,353	17.7%
Same-Store Total	11,330	$197,348	$179,348	10.0%	$80,368	$72,009	11.6%	$116,980	$107,339	9.0%

	% of NOI	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		2022	2021	Growth	2022	2021	% Change	2022	2021	% Change
Denver, CO	20.6%	95.4%	94.0%	1.5%	$1,882	$1,730	8.8%	$2,118	$1,929	9.8%
Minneapolis, MN	24.9%	94.1%	93.6%	0.5%	1,613	1,544	4.5%	1,800	1,672	7.7%
North Dakota	17.0%	95.7%	95.4%	0.3%	1,134	1,088	4.2%	1,234	1,167	5.7%
Omaha, NE	8.5%	95.1%	94.7%	0.4%	1,055	949	11.2%	1,170	1,056	10.8%
Rochester, MN	10.8%	93.9%	93.7%	0.2%	1,581	1,429	10.6%	1,674	1,515	10.5%
St. Cloud, MN	7.8%	90.9%	92.6%	(1.8)%	1,174	1,036	13.3%	1,336	1,174	13.8%
Other Mountain West	10.4%	95.5%	96.7%	(1.2)%	1,238	1,053	17.6%	1,367	1,156	18.3%
Same-Store Total	100.0%	94.5%	94.3%	0.2%	$1,388	$1,281	8.4%	$1,536	$1,399	9.8%

(1)Refer to footnotes on page S-12.

S-14

CENTERSPACE
PORTFOLIO SUMMARY (1)

	Three Months Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Number of Apartment Homes at Period End
Same-Store	11,330	11,330	11,319	11,319	10,672
Non-Same-Store	3,735	3,734	3,519	3,519	3,769
All Communities	15,065	15,064	14,838	14,838	14,441

Average Monthly Rental Rate(2)
Same-Store	$1,438	$1,411	$1,366	$1,339	$1,314
Non-Same-Store	1,352	1,286	1,245	1,218	1,225
All Communities	$1,417	$1,381	$1,337	$1,292	$1,291

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,592	$1,565	$1,518	$1,471	$1,463
Non-Same-Store	1,471	1,417	1,329	1,271	1,306
All Communities	$1,562	$1,530	$1,473	$1,424	$1,423

Weighted Average Occupancy(4)
Same-Store	94.9%	94.5%	94.8%	93.9%	93.4%
Non-Same-Store	94.7%	94.6%	95.0%	94.5%	94.7%
All Communities	94.9%	94.5%	94.8%	94.0%	93.7%

Operating Expenses as a % of Scheduled Rent
Same-Store	43.1%	42.5%	40.3%	41.0%	39.5%
Non-Same-Store	51.7%	48.7%	47.1%	50.6%	44.1%
All Communities	45.1%	43.9%	41.8%	43.0%	40.6%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$364	$465	$196	$145	$369

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rent represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant apartment homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied apartment home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and calculation of weighted average occupancy may not be comparable to that disclosed by other real estate companies.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
(dollars in thousands, except per home amounts)

	Three Months Ended		Twelve Months Ended
	12/31/2022	12/31/2021	12/31/2022	12/31/2021
Total Same-Store Apartment Homes	11,330	11,330	11,330	11,330

Building - Exterior	$601	$982	$2,643	$3,133
Building - Interior	424	1,371	490	1,719
Mechanical, Electrical, & Plumbing	627	274	2,850	845
Furniture & Equipment	126	83	439	186
Landscaping & Grounds	747	354	1,737	719
Turnover Replacements	1,353	925	4,842	3,303
Work in progress	244	706	(520)	706
Capital Expenditures - Same-Store	$4,122	$4,695	$12,481	$10,611
Capital Expenditures per Apartment Home - Same-Store	$364	$414	$1,102	$937

Value Add	$10,032	$5,921	$30,432	$20,310
Total Capital Spend - Same-Store	$14,154	$10,616	$42,913	$30,921
Total Capital Spend per Apartment Home - Same Store	$1,249	$937	$3,788	$2,729

	Three Months Ended		Twelve Months Ended
Capital Expenditures - All Properties	12/31/2022	12/31/2021	12/31/2022	12/31/2021
All Properties - Weighted Average Homes	15,065	14,324	14,914	12,486

Capital Expenditures	$4,322	$5,062	$14,725	$11,226
Capital Expenditures per Apartment Home	$287	$353	$987	$899

Value Add	10,698	5,922	31,361	20,328
Acquisition Capital	6,199	$1,523	11,237	2,818
Total Capital Spend	$21,219	$12,507	$57,323	$34,372
Total Capital Spend per Apartment Home	$1,408	$873	$3,844	$2,753

	Three Months Ended		Twelve Months Ended
Value Add Capital Expenditures	12/31/2022	12/31/2021	12/31/2022	12/31/2021
Interior - Units
Same-Store	$4,337	$1,923	$18,857	$11,304
Non-Same-Store	326	1	404	1
Total Interior Units	$4,663	$1,924	$19,261	$11,305

Common Areas and Exteriors
Same-Store	$5,425	$2,433	$13,241	$7,070
Non-Same-Store	340	—	536	6
Total Common Areas and Exteriors	$5,765	$2,433	$13,777	$7,076

Work in Progress
Same-Store	$270	$1,565	$(1,666)	$1,937
Non-Same-Store	—	—	(11)	11
Total Work in Progress	$270	$1,565	$(1,677)	$1,948

Total Value-Add Capital Expenditures
Same-Store	$10,032	$5,921	$30,432	$20,311
Non-Same-Store	666	1	929	18
Total Portfolio Value-Add	$10,698	$5,922	$31,361	$20,329

S-16

CENTERSPACE
2023 Financial Outlook
(in thousands, except per share amounts)
Centerspace is providing guidance for 2023.

	Twelve Months Ended	2023 Full-Year Guidance Range
	December 31, 2022	Low	High
	Actual	Amount	Amount
Same-store growth (1)
Revenue	$220,630	6.00%	8.00%

Controllable expenses	58,571	3.00%	4.50%
Non-controllable expenses	32,682	8.00%	9.50%
Total Expenses	$91,253	4.75%	6.25%
Same-store NOI (1)(2)	$129,377	7.00%	9.00%

Components of NOI(2)
Same-store(1)	$129,377	$138,300	$141,300
Non-same-store(1)	5,892	8,900	9,100
Other(1)	2,558	2,000	2,400
Dispositions(1)	10,252	2,500	2,800
Total NOI(2)	$148,079	$151,700	$155,600

Interest expense	$(32,750)	(37,100)	(36,700)
Dividends to preferred shareholders	$(6,428)	(6,400)	(6,400)

Recurring income and expenses
Interest and other income (loss)	$1,175	160	350
General and administrative and property management	(27,411)	(29,100)	(28,300)
Casualty losses	(1,591)	(1,500)	(1,300)
Non-real estate depreciation and amortization	(379)	(375)	(325)
Non-controlling interest	(127)	(110)	(100)
Total recurring income and expenses	$(28,333)	(30,925)	(29,675)
FFO(2)	$80,568	$77,275	$82,825

Non-core income and expenses
Non-cash casualty (gain) loss	$254	$500	$300
Technology implementation costs	873	—	—
Interest rate swap termination, amortization, and mark-to-market	(100)	900	1,000
Pursuit costs	1,302	70	60
Other miscellaneous items	(374)	(310)	(350)
Total non-core income and expenses	$1,955	$1,160	$1,010
Core FFO(2)	$82,523	$78,435	$83,835

Net income (loss) per share - diluted	$(1.35)	$2.37	$3.25
FFO per diluted share(2)	$4.32	$4.21	$4.50
Core FFO per diluted share(2)	$4.43	$4.27	$4.56
Weighted average shares outstanding - diluted	18,645	18,375	18,400

Additional Assumptions
Same-store capital expenditures (per home)	$1,102	$1,100	$1,150
Value-add expenditures	31,361	24,500	27,500
Proceeds from potential dispositions	—	155,000	165,000
(1)Amounts for the year ended December 31, 2022 reflect the 2023 same-store pool.
(2)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above.

S-17

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under "Non-GAAP Financial Measures and Reconciliations." They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Outlook
	Twelve Months Ended	Twelve Months Ended
	December 31, 2022	December 31, 2023
	Amount	Low	High
Net income (loss) available to common shareholders	$(20,537)	$51,339	$67,707
Noncontrolling interests - Operating Partnership and Series E preferred units	(4,299)	(7,795)	(7,885)
Depreciation and amortization	105,257	92,556	91,768
Less depreciation - non real estate	(387)	(375)	(325)
Less depreciation - partially owned entities	(65)	(110)	(100)
(Gain) loss on sale of real estate	(41)	(58,980)	(68,980)
Dividends to preferred unitholders	640	640	640
FFO applicable to common shares and Units	$80,568	$77,275	$82,825

Adjustments to Core FFO:
Non-cash casualty (gain) loss	254	500	300
Loss on extinguishment of debt	5	—	—
Technology implementation costs	873	—	—
Interest rate swap termination, amortization, and mark-to-market	(100)	900	1,000
Pursuit costs	1,302	70	60
Other miscellaneous items	(379)	(310)	(350)
Core FFO applicable to common shares and Units	$82,523	$78,435	$83,835

Net income (loss) per share - diluted	$(1.35)	$2.37	$3.25
FFO per share - diluted	$4.32	$4.21	$4.50
Core FFO per share - diluted	$4.43	$4.27	$4.56
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Outlook
	12 Months Ended	12 Months Ended
	December 31, 2022	December 31, 2023
	Actual	Low	High
Operating income	$13,861	$87,524	$103,212
Adjustments:
General and administrative and property management expenses	27,411	29,100	28,300
Casualty loss	1,591	1,500	1,300
Depreciation and amortization	105,257	92,556	91,768
(Gain) loss on sale of real estate and other assets	(41)	(58,980)	(68,980)
Net Operating Income	$148,079	$151,700	$155,600

S-18